SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]           Preliminary Information Statement

[  ]           Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ]           Definitive Information Statement

Curian Variable Series Trust

(Name of Registrant As Specified In Its Charter)

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[  ]           Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)           Title of each class of securities to which transaction applies:
(2)           Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[  ]           Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)           Form, Schedule or Registration Statement No.:
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(4)           Date Filed:

Dear Variable Annuity Contract Owners:

Although you are not a shareholder of Curian Variable Series Trust (“Trust”), your purchase payments and the earnings on such purchase payments under your variable contracts (“Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of the Curian/FAMCO Flex Core Covered Call Fund (the “FAMCO Fund”), a series of the Trust. References to shareholders in the enclosed information statement for the Trust (“Information Statement”) may be read to include you as an owner of a Variable Contract.

The Trust’s Information Statement describes certain events and transactions that have been deemed to be an assignment of the current Investment Sub-Advisory Agreement among Curian Capital, LLC (“Curian Capital” or “Adviser”), Fiduciary Asset Management, LLC (“FAMCO”), and the Trust.

The Information Statement is furnished to shareholders of the FAMCO Fund on behalf of the Board of Trustees (“Trustees” or “Board”) of the Trust, a Massachusetts business trust, located at 7601 Technology Way, Denver, Colorado 80237.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution), or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), write Curian Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

Sincerely,

Michael A. Bell
President and Chief Executive Officer
Curian Variable Series Trust

Information Statement To Shareholders Regarding:

Curian Variable Series Trust

 Curian/FAMCO Flex Core Covered Call Fund

July 15, 2013

Table Of Contents

Information Statement

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.           INTRODUCTION

Curian Variable Series Trust (“Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust currently offers shares in 49 series (“Funds” and each a “Fund”).

Curian Capital, LLC (“Curian Capital” or the “Adviser”) is the investment adviser and administrator to the Funds and provides the Funds with professional investment supervision and management.  As adviser to the Funds, Curian Capital oversees the investments of the Funds, including overseeing the management of the Funds by sub-advisers and recommending changes of the sub-advisers, if appropriate.  In addition, Curian Capital monitors the compliance of the sub-advisers with the investment objectives and related policies of the applicable Fund, and reviews the performance of the sub-advisers and reports on such performance to the Board of Trustees of the Trust (“Board”).  Curian Capital is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and the Adviser, is principal underwriter for the Trust.

The President of Curian Capital is Michael A. Bell.  The members of the Board of Managers of Curian Capital are Clifford J. Jack, Thomas J. Meyer, P. Chad Myers, Mark D. Nerud, Laura L. Prieskorn, and James R. Sopha.  The address and principal occupation of each manager are set out in the table below.

Manager	Address	Principal Occupation
Clifford J. Jack	7601 Technology Way Denver, Colorado 80237	Executive Vice President of Jackson
Thomas J. Meyer	1 Corporate Way Lansing, Michigan 48951	Senior Vice President, General Counsel, and Secretary of Jackson
P. Chad Myers	1 Corporate Way Lansing, Michigan 48951	Executive Vice President and Chief Financial Officer of Jackson
Mark D. Nerud	225 West Wacker Drive Suite 1200 Chicago, Illinois 60606	President and Chief Executive Officer of Jackson National Asset Management, LLC
Laura L. Prieskorn	1 Corporate Way Lansing, Michigan 48951	Senior Vice President and Chief Administrative Officer of Jackson
James R. Sopha	1 Corporate Way Lansing, Michigan 48951	Chief Operating Officer of Jackson

The Investment Advisory Agreement between Curian Capital and the Trust was last submitted for shareholder vote on November 30, 2011.

The purpose of this Information Statement is to provide you with information about the Investment Sub-Advisory Agreement among the Trust, Curian Capital and Fiduciary Asset Management, LLC (“FAMCO” or “Sub-Adviser”), the sub-adviser for the Curian/FAMCO Flex Core Covered Call  Fund (the “FAMCO Fund”), and certain events and transactions that have been deemed to be an “assignment” of the Investment Sub-Advisory agreement, as the term “assignment” is defined in the Investment Advisers Act of 1940, as amended (“Advisers Act”) and the 1940 Act.  This Information

Statement  is provided in lieu of a proxy statement pursuant to the terms of an exemptive order (the “Order”) granted to the Trust and Curian Capital by the Securities and Exchange Commission (“SEC”).

The Order permits the Adviser to enter into sub-advisory agreements with sub-advisers that are not affiliates of Curian Capital (other than by reason of serving as a sub-adviser to a Fund) without shareholder approval.  The Adviser, therefore, is able to change sub-advisers from time to time, subject to Board approval, without the expense and delays associated with obtaining shareholder approval.  The Order requires that notice and certain information be sent to shareholders of a Fund informing them of a change in a Fund’s sub-adviser.

FAMCO is the sub-adviser to the FAMCO Fund.  FAMCO is located at 8235 Forsyth Boulevard, Suite 725, Saint Louis, Missouri 63105.  FAMCO, a Delaware limited liability company and registered investment adviser, until recently, was a wholly owned subsidiary of Piper Jaffray Investment Management, Inc. (“Piper Jaffray”), which is a subsidiary of Piper Jaffray Companies, a publicly traded investment banking firm.

FAMCO was founded in 1994 as an independent, employee-owned firm and was acquired by Piper Jaffray in 2007. On March 1, 2013, FAMCO notified Curian Capital of a change of control, whereby Mr. Wiley Angell, Chief Executive Officer of FAMCO, announced his intention to buy-out Piper Jaffray’s ownership interest in FAMCO (the “FAMCO Transaction”).  Under the terms of the FAMCO Transaction, Mr. Angell became the sole owner of FAMCO on or about April 30, 2013.

Although the FAMCO Transaction is not expected to result in changes in the operations of FAMCO or its management of the FAMCO Fund, as a result of this transaction, which closed on April 30, 2013, the FAMCO Fund’s Investment Sub-Advisory Agreement terminated. This is because the 1940 Act, which regulates investment companies such as the FAMCO Fund, requires investment advisory agreements to terminate automatically when there is a “change of control” of the investment adviser or sub-adviser. The FAMCO Transaction with Piper Jaffray, a change in ownership of FAMCO, resulted in a “change of control” of FAMCO.

Section 15(f) of the 1940 Act

FAMCO has agreed to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” for an investment company’s adviser or any affiliated persons of the adviser to receive any amount or benefit in connection with a change of control of the investment adviser as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the directors of the investment company must not be interested persons of the adviser or the predecessor adviser. Second, there must not be any “unfair burden” imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings relating to the transaction. Section 15(f) defines “unfair burden” to include any arrangement during the two-year period after the transaction in which the adviser or predecessor adviser, or any interested person of the adviser or predecessor adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). FAMCO has advised the FAMCO Fund and the Adviser, that neither it, nor Piper Jaffray, after reasonable inquiry, is aware of any express or implied term, condition, arrangement or understanding that would impose an “unfair burden” on the FAMCO Fund as a result of the transaction.

At a quarterly meeting of the Board held on March 13, 2013, the Board, including the Trustees who are not “interested persons” of the Trust, Curian Capital, FAMCO, or JNLD (“Independent Trustees”), approved Curian Capital’s proposal to approve a new Investment Sub-Advisory Agreement among Curian Capital, FAMCO, and the Trust to be effective upon the closing of the FAMCO Transaction (the “New FAMCO Sub-Advisory Agreement”).

This Information Statement is being provided to the contract owners of the FAMCO Fund as of May 13, 2013.  It will be mailed on or about July 15, 2013.

II.           Investment Sub-Advisory Agreement With FAMCO

FAMCO served as sub-adviser to the FAMCO Fund pursuant to an Investment Sub-Advisory Agreement with Curian Capital and the Trust, dated December 19, 2011.  That agreement was most recently approved by the Board at a meeting held on October 5, 2011.

The FAMCO Transaction resulted in an “assignment” and, therefore, an automatic termination of the previous Investment Sub-Advisory Agreement. Curian Capital recommended, and the Board subsequently approved, the New FAMCO Sub-Advisory Agreement to be effective upon closing of the FAMCO Transaction. The Board approved the New FAMCO Sub-Advisory Agreement at a meeting held on March 13, 2013.  Please refer to Exhibit A for the New FAMCO Sub-Advisory Agreement.  Pursuant to the Order, you are not required to approve the New FAMCO Sub-Advisory Agreement because FAMCO is not affiliated with Curian Capital.  On April 30, 2013, the New FAMCO Sub-Advisory Agreement took effect.

Except for the effective date, the material terms of the New FAMCO Sub-Advisory Agreement among Curian Capital, FAMCO, and the Trust for the FAMCO Fund remain substantially identical to the previous Investment Sub-Advisory Agreement.  The New FAMCO Sub-Advisory Agreement provides that it will remain in effect for its initial term and thereafter only so long as the Board, including a majority of the Independent Trustees, specifically approves its continuance at least annually.  The New FAMCO Sub-Advisory Agreement can be terminated at any time, without the payment of any penalty, on thirty days’ written notice by the Trust or by the Adviser, and on sixty days’ written notice by FAMCO.  The New FAMCO Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The New FAMCO Sub-Advisory Agreement generally provides that FAMCO, its officers, directors, employees, agents or affiliates will not be subject to any liability to Curian Capital, the FAMCO Fund or the Trust’s  Trustees, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the FAMCO Fund in connection with the performance of FAMCO’s duties, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties.  There are no material differences between the previous Investment Sub-Advisory Agreement and the New FAMCO Sub-Advisory Agreement.

No changes have been made to the investment objectives, principal investment strategies or advisory and sub-advisory fees of the FAMCO Fund.

The change in control of FAMCO will not increase any fee or expense to be paid by the FAMCO Fund.  The management fees for the FAMCO Fund did not change.  The FAMCO Fund pays Curian Capital an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

Curian/FAMCO Flex Core Covered Call Fund
Advisory Fee Rates Before and After the Change in Control
Average Daily Net Assets	Annual Rate
$0 to $1 Billion	0.60%
Over $1 Billion	0.55%

The sub-advisory fee rate paid by the Adviser to FAMCO is the same under the previous Investment Sub-Advisory Agreement and the New FAMCO Sub-Advisory Agreement.  The change in control of FAMCO will not increase any fee or expense to be paid by the FAMCO Fund.  Curian Capital pays FAMCO a sub-advisory fee equal to a percentage of the FAMCO Fund’s average daily net assets based on the following schedule:

Curian/FAMCO Flex Core Covered Call Fund
Sub-Advisory Fee Rates Before and After the Change in Control
Average Daily Net Assets	Annual Rate
$0 to $100 Million	0.30%
Over $100 Million	0.20%

The following table sets forth the aggregate amount of management fees paid by the FAMCO Fund to Curian Capital from the commencement of the FAMCO Fund’s operations on February 6, 2012 through the period ended December 31, 2012. The aggregate amount of management fees to be paid to Curian Capital will not change as a result of the change in control of FAMCO.

Fund Name	Actual Fees
Curian/FAMCO Flex Core Covered Call Fund	$66,648

From the commencement of the FAMCO Fund’s operations on February 6, 2012 through the period ended December 31, 2012, FAMCO received $33,324 in sub-advisory fees from Curian Capital with respect to the FAMCO Fund.

III.           Description Of FAMCO

As of May 31, 2013, FAMCO, including its advisory affiliates, had assets under management of $[To be provided] billion.

As the sub-adviser to the FAMCO Fund, FAMCO provides the FAMCO Fund with investment research, advice and supervision and manages the FAMCO Fund’s portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities, as set forth in the FAMCO Fund’s current Prospectus.  The principal risks of investing in the FAMCO Fund are listed in the Fund’s Prospectus under the heading “Principal Risks of Investing in the Fund.”

As of June 24, 2013, no Trustee or officer of the Trust were officers, employees, directors, general partners or shareholders of FAMCO, and no Trustee or officer of the Trust owned securities or had any other material direct or indirect interest in FAMCO or any other entity controlling, controlled by or under common control with FAMCO. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2012, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which FAMCO, any parent or subsidiary of FAMCO, or any subsidiary of the parent of such entities was or is to be a party.

Curian/FAMCO Flex Core Covered Call Fund

The FAMCO Fund is managed by the Covered Call Team at FAMCO. Sean C. Hughes, Vice President and Portfolio Manager; Charles D. Walbrandt, Chairman and Portfolio Manager; and Wiley D. Angell, Chief Executive Officer and Chief Investment Officer, head  this strategy.  Sean C. Hughes joined FAMCO in 2005 and has 9 years of investment management experience. Charles D. Walbrandt founded FAMCO in 1994 and has 48 years of investment management experience. Wiley D. Angell is a founding principal of FAMCO, joining the firm in 1994, and has 28 years of investment management experience.

IV.           Other Investment Companies Advised By FAMCO

FAMCO does not currently act as adviser or sub-adviser to any other registered investment companies having similar investment objectives and policies to those of the FAMCO Fund.

V.              Evaluation By The Board Of Trustees

The Board oversees the management of the FAMCO Fund and after the expiration of its initial term, as required by law, determines annually whether to continue the FAMCO Fund’s sub-advisory agreement.

At a meeting held on March 13, 2013, the Board, including all of the Independent Trustees, considered information relating to the New FAMCO Sub-Advisory Agreement for the Fund among the Adviser, the Sub-Adviser, and the Trust.  The Board previously approved a sub-advisory agreement for the FAMCO Fund with FAMCO at a Board meeting held on October 5, 2011.  The Adviser recommended approving the New FAMCO Sub-Advisory Agreement in anticipation of an automatic termination of the previous investment sub-advisory agreement due to the FAMCO Transaction.  The Adviser asked the Board to approve a new, substantially identical agreement with the Sub-Adviser to be effective upon the termination of the previous agreement.  In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the New FAMCO Sub-Advisory Agreement.  The Board also considered information received throughout the year and relevant information provided at previous meetings.  The Board received this information and met to consider this information at a meeting held on March 13, 2013.  The Board also met in person with representatives of FAMCO at the meeting and extensively discussed in detail with those representatives the FAMCO Transaction and FAMCO’s operational and business plans post the FAMCO Transaction.  The Board reviewed this information in detail and asked questions to, and received responses from, management, FAMCO and the Adviser on such information.  At the conclusion of the Board’s discussion, the Board approved the New FAMCO Sub-Advisory Agreement with the revised terms discussed at the meeting, to be effective upon the termination of the previous investment sub-advisory agreement.

As requested by the Board, the Sub-Adviser provided information related to the following factors:  (1) the nature, quality and extent of the services it has provided, and would provide, under the New FAMCO Sub-Advisory Agreement, (2) the historical results for the FAMCO Fund and for similarly managed strategies as would be provided to the FAMCO Fund, (3) the cost of the services of the Sub-Adviser and comparative expense information, (4) whether economies of scale may be realized as the FAMCO Fund grows and whether the fee structure is designed to provide economies of scale for the

FAMCO Fund’s investors, (5) the profits the Sub-Adviser derives from its relationship with the FAMCO Fund, and (6) other “fall-out” benefits that could be realized by the Sub-Adviser (i.e., ancillary benefits derived by the Sub-Adviser, or any of its affiliates, from its relationship with the FAMCO Fund).  In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the New FAMCO Sub-Advisory Agreement.

Before approving the New FAMCO Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by the Sub-Adviser, the oral presentation by representatives of FAMCO, as well as the terms of the New FAMCO Sub-Advisory Agreement.  Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the New FAMCO Sub-Advisory Agreement is in the best interests of the shareholders of the FAMCO Fund. In reaching its conclusions, the Board considered numerous matters, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided, and to be provided, by the Adviser and the Sub-Adviser.

The Board considered the investment sub-advisory services provided, and to be provided, by the Sub-Adviser.  The Board noted the Adviser’s evaluation of the Sub-Adviser, as well as the Adviser’s recommendation, based on its review of the Sub-Adviser, to approve the New FAMCO Sub-Advisory Agreement.

The Board reviewed the qualifications and background of the Sub-Adviser’s portfolio managers who are responsible for the day-to-day management of the FAMCO Fund.  The Board reviewed information pertaining to the Sub-Adviser’s proposed new organizational structure, senior management, financial stability, investment operations and other relevant information.  The Board considered the due diligence review undertaken by the Trust’s Chief Compliance Officer (“CCO”) on the proposed new FAMCO structure and the representations of Mr. Angell.

Based on the foregoing, the Board concluded that the FAMCO Fund is likely to benefit from the nature, extent and quality of the services to be provided by its Sub-Adviser under the New FAMCO Sub-Advisory Agreement.

Investment Performance of the Fund and the Sub-Adviser

The Board considered the performance of the FAMCO Fund.  The Board noted that the FAMCO Fund’s inception date was February 6, 2012, and therefore, there was limited performance data available for the FAMCO Fund.  The Board noted that the FAMCO Fund had outperformed the CBOE Buy Write Index since inception.  The Board also noted that the Sub-Adviser’s similarly managed strategy had outperformed the CBOE Buy Write Index for the calendar years ended 2012, 2011 and 2010.  The Board concluded that it would be in the best interests of the FAMCO Fund and its shareholders to approve the New FAMCO Sub-Advisory Agreement for the FAMCO Fund based on its performance since inception and the long-term performance record of the Sub-Adviser’s similarly managed strategy.

Costs of Services

The Board reviewed the fees paid, and proposed to be paid, by the Adviser to the Sub-Adviser.  The Board also reviewed the fees the Sub-Adviser charged to a similarly managed fund.  While the Board also considered the FAMCO Fund’s sub-advisory fee and noted that there were not any funds in the peer group with sub-advisory fees, the Board noted that the FAMCO Fund’s sub-advisory fee would be paid by the Adviser (not the FAMCO Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the FAMCO Fund’s total expense ratio. The Board noted that the FAMCO Fund’s estimated total expense ratio is lower than its Lipper peer group average.  The Board concluded that it would be in the best interests of the FAMCO Fund and its shareholders to approve the New FAMCO Sub-Advisory Agreement.

Economies of Scale

The Board considered economies of scale and noted that the Sub-Adviser’s sub-advisory fee included breakpoints, but also acknowledged that because the sub-advisory fee is negotiated at arms’ length between the Adviser and the Sub-Adviser and is not an expense of the FAMCO Fund, any breakpoints in the sub-advisory fee only benefit the FAMCO Fund indirectly through potential breakpoints in the advisory fee.  The Board noted that the Adviser’s advisory fee for the FAMCO Fund included breakpoints and concluded that those breakpoints in some measure share economies of scale with shareholders.

Profitability

The Board considered information concerning the costs incurred and profits realized by the Sub-Adviser.  The Board determined that the profits realized by the Sub-Adviser were not unreasonable.

Other Benefits to the Sub-Adviser

In evaluating the benefits that may accrue to the Sub-Adviser through its relationship with the FAMCO Fund, the Board noted that the Sub-Adviser may pay for portions of meetings organized by the FAMCO Fund’s distributor to educate wholesalers about the FAMCO Fund.  The Board considered the Adviser’s assertion that those meetings would not yield a profit to the FAMCO Fund’s distributor, the Sub-Adviser would not be required to participate in the meetings and recommendations to hire or fire the Sub-Adviser would not be influenced by the Sub-Adviser’s willingness to participate in the meetings.

In evaluating the benefits that may accrue to the Sub-Adviser through its relationship with the FAMCO Fund, the Board noted that the Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the FAMCO Fund’s assets and may also develop additional investment advisory business with the Adviser, the Trust or other clients of the Sub-adviser as a result of its relationship with the FAMCO Fund.

VI.              Additional Information

Ownership Of The Trust

As of June 24, 2013, there were issued and outstanding the following number of shares for the FAMCO Fund:

Fund	Shares Outstanding
Curian/FAMCO Flex Core Covered Call Fund	[To be provided]

As of June 24, 2013, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the FAMCO Fund.

Because the shares of the FAMCO Fund are sold only to Jackson, Jackson National Life Insurance Company of New York (“Jackson NY”), certain affiliated funds organized as funds-of-funds, and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the FAMCO Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the FAMCO Fund.

As of June 24, 2013, the following persons, indicated below, beneficially owned more than 5% of the shares of the FAMCO Fund:

Fund	Name and Address	Amount of Ownership	Percentage of Shares owned
Curian/FAMCO Flex Core Covered Call Fund
	[To be provided]	[To be provided]	[To be provided]

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the FAMCO Fund’s shares.  As noted above, contract owners have the right to give instructions to the insurance company shareholders as to how to vote the FAMCO Fund shares attributable to their Variable Contracts.  To the knowledge of management of the Trust, as of June 24, 2013, no person(s) may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the FAMCO Fund.

Brokerage Commissions

During the period ended December 31, 2012, no commissions were paid by the FAMCO Fund to any affiliated broker.

VII.           Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2012, a copy of the Trust’s semi-annual report for the period ended June 30, 2012, or a copy of the Trust’s Prospectus and Statement of Additional Information to any shareholder upon request.  To obtain a copy, please call 1-800-873-5657 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), write Curian Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

Curian Capital, the investment adviser and administrator to the Funds, is located at 7601 Technology Way, Denver, Colorado 80237. Curian Capital is a wholly owned subsidiary of Jackson, which is in turn a wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Prudential plc is also the parent of Jackson National Asset Management, LLC (“JNAM”), the sponsor and investment adviser for the JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust, and JNL Strategic Income Fund LLC, which are in the same group of investment companies as the Trust.  JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly owned subsidiary of Jackson. JNLD is located at 7601 Technology Way, Denver, Colorado 80237.

The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the preparation, printing and distribution of this Information Statement will be paid by FAMCO.

Exhibit A

Investment Sub-Advisory Agreement Among Curian Capital, LLC, Fiduciary Asset Management, LLC and the Curian Variable Series Trust dated April 30, 2013

Investment Sub-Advisory Agreement

This Agreement is effective this 30th day of April, 2013, by and between Curian Capital, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), Fiduciary Asset Management, LLC, a Delaware corporation and registered investment adviser (“Sub-Adviser”) and Curian Variable Series Trust, a Massachusetts business trust (“Trust”).

Whereas, Adviser is the investment manager for the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”);

Whereas, the Adviser represents that it has entered into an Investment Advisory and Management Agreement (“Management Agreement”) dated as of December 19, 2011 with the Trust; and

Whereas, Adviser desires to retain Sub-Adviser as Adviser’s agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto (the “Funds” or each a “Fund”).

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.
Appointment. Subject to the approval of the Board of Trustees of the Trust (the “Board of Trustees”), Adviser represents and warrants that it has full legal power and authority to enter into this Agreement and to delegate investment advisory services, and hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement, and the appointment of Sub-Adviser hereunder is permitted by Trust’s and Adviser’s governing documents and has been duly authorized by all necessary corporate or other action. Adviser represents that this Agreement has been duly authorized and will be binding upon Adviser.

Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Adviser designates one or more funds other than the Funds with respect to which the Adviser wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing, whereupon such fund shall become a Fund hereunder, and be subject to this Agreement, all subject to the approval of the Board of Trustees.

2.
Delivery of Documents. Adviser has furnished, or will furnish, to Sub-Adviser copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser’s services:

a)
the Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on September 7, 2011 and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

b)	the Trust’s By-Laws and amendments thereto (together with the Declaration of Trust, the “Trust Documents”);

c)	resolutions of the Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

d)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”);

e)
the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”) and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

f)	the Trust’s most recent prospectus and Statement of Additional Information for the Funds (collectively called the “Prospectus”).

During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Fund, and Prospectus of each Fund, prior to the use thereof, and the Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. The materials referenced in the first sentence of this paragraph will be furnished to the Sub-Adviser by e-mail, first class or overnight mail, facsimile transmission equipment or hand delivery.

3.
Management. Subject always to the supervision of the Adviser and the Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and shall have full investment authority and discretion for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities, and other property (including financial futures, options of any type, commodities and other derivative instruments), all on behalf of the Funds as the Sub-Adviser shall determine in accordance with each Fund’s investment restrictions, policies and Prospectus.

Sub-Adviser is authorized on behalf of the Funds to: (a) enter into agreements and execute any documents (e.g., any derivatives documentation such as exchange traded and over-the-counter, as applicable) required to make investments pursuant to the Prospectus, which shall include any market and/or industry standard documentation and the standard representations contained therein; and (b) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures.

The Sub-Adviser further shall have the authority to instruct the custodian to: (a) deliver or accept delivery of, upon receipt of payment or payment upon receipt of, securities, commodities or other property underlying any futures or options contracts, and other property purchased or sold in the Funds; and (b) deposit margin or collateral which shall include the transfer of money, securities, or other property to the extent necessary to meet the obligations of the Funds with respect to any investments made pursuant to the Prospectus.

In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds’ investments, and will comply with the provisions of the Trust’s Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds, which may be amended from time to time, and applicable tax and regulatory requirements. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program, as reasonably requested by the Board of Trustees or the Adviser. Sub-Adviser, solely with respect to the assets of the Funds that are under its management pursuant to this Agreement, is responsible to ensure that the Funds will comply with the provisions of Section 851 and Section 817(h) of the Internal Revenue Code of 1986, as amended (“IRC”), and the regulations thereunder, including, but not limited to, Treas. Reg. Section 1.817-5.

Adviser will not act in a manner that would result in Sub-Adviser failing to maintain the required diversification and if the failure to diversify is inadvertent, Adviser shall in good faith and in conjunction with Sub-Adviser follow the procedures specified in Treas. Reg. Section 1.817-5(a)(2) and Revenue Procedure 2008-41 (or its successor) to request relief from the Commissioner of Internal Revenue Service. In such an event Adviser and Sub-Adviser shall work together in the preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 11 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of Sub-Adviser. Notwithstanding the cooperation of Adviser, Sub- adviser shall be responsible for the correction of any failure attributable to its actions whether in good faith, negligent, or reckless disregard, including any penalties, taxes, and interest and for any other obligations to contract-owners and insurance company investors in the Funds.

The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Trust whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser shall provide a Secretary Certificate, Incumbency Certificate, or similar document indicating that the persons designated as representatives have the authority to bind the Trust. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s reasonable opinion, constitute a violation of any federal or state laws, rules or regulations.

The Sub-Adviser further agrees that it:

a)	will use the same skill and care in providing such services as it uses in providing services to its other client mandates for which it has investment responsibilities;

b)
will comply with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities, including but not limited to compliance with Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

c)
will report regularly to Adviser and to the Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser, or as reasonably requested by the Board of Trustees, and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, or at such times as reasonably requested by the Board of Trustees, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser or the Board of Trustees;

d)
will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser, and (iii) other compliance and reporting information as requested by the Adviser or the Board of Trustees from time-to-time;

e)
as a service provider to the Funds, will cooperate fully with the Chief Compliance Officer of the Trust in the execution of his/her responsibilities to monitor service providers to the Funds under Rule 38a-1 under the 1940 Act;

f)
will prepare and maintain such books and records with respect to each Fund’s securities transactions in accordance with Section 7 herein, and will furnish Adviser and the Board of Trustees such periodic and special reports as the Adviser may reasonably request;

g)	will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser’s supervision;

h)	will act upon reasonable instructions from Adviser not inconsistent with the fiduciary duties and investment objectives hereunder;

i)
will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust, provided, however, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser;

j)
will have the sole authority and responsibility to exercise whatever powers the Adviser may possess with respect to any of its assets held in the Funds, including, but not limited to, the right to vote proxies, the power to exercise rights, options, warrants, conversion privileges, and redemption privileges, and to tender securities pursuant to a tender offer, consistent with the Sub-Adviser’s fiduciary duties hereunder;

k)
may not consult with any other sub-adviser of the Trust, if any, or the sub-adviser to any other investment company (or separate series of an investment company) managed by the Adviser concerning the Trust’s transactions in securities or other assets for any investment portfolio of the Trusts, including the Funds, except for the purpose of complying with the conditions of Rule 12d3-1 (a) and (b) under the 1940 Act, and except that such consultations are permitted between the current and successor sub-advisers of the Funds in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act;

l)
will provide reasonable assistance to the Adviser or the Trust’s custodian, as the case may be, in determining the value of any portfolio security. In addition, the Sub-Adviser shall provide the Trust’s custodian on each business day with information relating to all transactions concerning each Fund’s assets under Sub-Adviser’s supervision, and shall provide Adviser with such information upon the reasonable request of the Adviser;

m)
immediately notify the Adviser and the Trust to the extent required by applicable law in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Sub-Adviser further agrees to notify the Trust and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that would make any written information previously provided to the Adviser or the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect; and

n)
immediately notify the Adviser and the Trust if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for a Fund. For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality.

The Adviser and the Sub-Adviser each further agree that:

a)
to the extent that the Commodity Exchange Act, as amended (“CEA”), and the then-current Commodity Futures Trading Commission (“CFTC”) regulations require (i) registration by either party as a Commodity Pool Operator or Commodity Trading Advisor, (ii) specific disclosure, or as applicable to it (iii) filing of reports and other documents, each shall fully comply with such requirements;

b)	each party shall comply with all requirements of the applicable CEA and then-current CFTC regulations that apply to each party with regard to the Fund; and

c)	Sub-Adviser shall cooperate by assisting the Adviser in fulfilling any disclosure or reporting requirements applicable to the Fund under the CEA and/or then-current CFTC regulations.

4.
Custody of Assets. Title to all investments shall be held in the name of the Funds, provided that for convenience in buying, selling and exchanging securities (stocks, bonds, commercial paper, etc.), title to such securities may be held in the name of the Trust’s custodian bank, or its nominee. All cash and the indicia of ownership of all other investments shall be held by the Trust’s custodian bank. Sub-Adviser shall not act as custodian of the assets held in the Funds and shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian. The Sub-Adviser shall not be liable for any act or omission of such custodian, except by reason of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, fraud, reckless disregard or willful misconduct in connection with any actions that Sub-Adviser has taken or should have taken with respect to the custodian.

5.
Brokerage. The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates. Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Adviser shall provide such assistance to the Sub-Adviser in setting up and maintaining brokerage accounts and other accounts as the Sub-Adviser shall reasonably request to allow for the purchase or sale of various forms of securities and instruments pursuant to this Agreement. Sub-Adviser will provide copies of all such agreements to the Adviser upon the Adviser’s reasonable request. It is the Sub-Adviser’s general policy in selecting a broker to effect a particular transaction to seek to obtain “best execution,” which means prompt and efficient execution of the transaction at the best obtainable price and taking into account all relevant factors and considerations of the specific transaction, with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker. Consistent with this policy, and when selecting a broker the Sub-Adviser will take relevant factors into consideration, including (as applicable), but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. Subject to such policies and procedures as the Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and as interpreted by the SEC, and to cause such

Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefore. The Sub-Adviser shall not be liable for any act or omission of any brokerage firm or firms or counterparties designated by the Adviser or chosen by the Sub-Adviser with reasonable care except by reason of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, fraud, reckless disregard or willful misconduct in connection with selecting such brokerage firms or firms or counterparties.

6.
Expenses. The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. Each Fund or the Adviser will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

7.
Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request, copies of which may be retained by the Sub-Adviser. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund’s portfolio transactions. The Adviser shall maintain all books and records not related to the Fund’s portfolio transactions.

8.
Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

9.
Services to Others. Adviser understands, and has advised the Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner reasonably believed by Sub-Adviser to be fair and equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it reasonably determines that investment decisions are appropriate for each participating account. Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised the Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full time to such service, and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

Notwithstanding any other provision to the contrary, the Sub-Adviser shall have no obligation to perform the following services or to have employees of the Sub-Adviser perform the following roles, as applicable: a) shareholder services or support functions, such as responding to shareholders’ questions about a Fund or its investments or strategies; b) providing employees of the Sub-Adviser to serve as officers of a Fund; or c) providing employees of the Sub-Adviser to serve as the Fund’s Chief Compliance Officer and associated staff.

10.	Limitation of Liability.

(a)
Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any act, omission, error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of Sub-Adviser’s duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser’s willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement;

(b)
The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Funds or that a Fund will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private. The Sub-Adviser shall not be deemed to have breached this Agreement or any investment restrictions or policies applicable to a Fund in connection with fluctuations arising from market movements and other events outside the control of the Sub-Adviser;

(c)
The Sub-Adviser shall not be liable to the Adviser, the Funds or their shareholders, or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Funds made to the Sub-Adviser by a duly authorized officer of the Adviser or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board; all except by reason of the Sub-

Adviser’s willful misfeasance, bad faith, gross negligence, fraud, reckless disregard or willful misconduct in connection with performing its responsibilities hereunder;

(d)
In any action in which the Sub-Adviser or any of its controlling persons, or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Adviser agrees to indemnify and hold harmless the foregoing persons against any losses to which such persons may become subject, insofar as such losses arise out of or are based upon the Adviser’s willful misfeasance, bad faith, gross negligence, fraud, reckless disregard or willful misconduct in performing its responsibilities hereunder, including without limitation the operation of a Fund, the contents of the Funds’ Prospectus, or the wrongful conduct of persons with respect to the sale of interests in a Fund, provided that the loss, claim, settlement, damage, charge, liability, cost or expense did not relate to, was not based upon, or did not arise out of an act or omission of the Sub-Adviser or any of its controlling persons, or any shareholders, partners, directors, officers and/or employees constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct; and

(e)	Without limiting the generality of the foregoing, neither the Adviser nor the Sub-Adviser will be liable for any indirect, special, incidental or consequential damages.

11.
Indemnification. Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party’s affiliates, employees, directors and officers), and Sub-Adviser further agrees to indemnify the Funds, against any claim, damages, loss or liability (including reasonable attorneys’ fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance or gross negligence on the part of the indemnifying party.

12.
Duration and Termination. This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect through December 31, 2013. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through December 31st for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on thirty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.) Sections 10 and 11 herein shall survive the termination of this Agreement.

13.	Representations and Agreements of the Adviser. Adviser acknowledges, represents and warrants that:

(a)	If the Sub-Adviser is registered as a Commodity Trading Advisor under the CEA, the Adviser consents to the Sub-Adviser’s compliance with the alternative disclosure and recordkeeping standards available to exempt accounts under CFTC Rule 4.7 with respect to a Fund’s trading in commodity interests, provided that the Sub-Adviser has duly filed a notice of claim for such relief pursuant to Rule 4.7(d). The Adviser will take reasonable steps to cooperate with the Sub-Adviser in connection with establishing and maintaining such exemption under Rule 4.7, including, upon request, confirming whether a Fund is a “qualified eligible person” as defined in Rule 4.7.

(b)
If the Adviser is excluded from the definition of a commodity pool operator under CFTC Rule 4.5 with respect to a Fund, the Adviser will furnish the Sub-Adviser with a copy of the notice of eligibility filed pursuant to Rule 4.5 (c) with respect to such exclusion, or, if more recent, the most recent annual notice affirming the basis of such eligibility that has been filed pursuant to Rule 4.5(c)(5).

(c)
The Adviser hereby acknowledges that not less than forty-eight (48) hours before the date it has executed this Agreement, it received from the Sub-Adviser a copy of the Sub-Adviser’s most recent Form ADV, Parts 1 and 2 as filed with the Securities and Exchange Commission;

(d)
The Trust is a “qualified institutional buyer” (“QIB”) as defined in Rule 144A under the Securities Act of 1933, as amended, and the Adviser will promptly notify the Sub-Adviser if the Trust ceases to be a QIB;

(e)
The assets in the Funds are free from all liens and charges and undertakes that no liens or charges will arise from the acts or omissions of the Adviser and the Trust which may prevent the Sub-Adviser from giving a first priority lien or charge on the assets solely in connection with the Sub-Adviser’s authority to direct the deposit of margin or collateral to the extent necessary to meet the obligations of the Funds with respect to any investments made pursuant to the Prospectus; and

(f)
The Adviser acknowledges that the Sub-Adviser is not the compliance agent for the Funds or for the Adviser, and does not have access to all of the Funds’ books and records necessary to perform certain compliance testing. To the extent that the Sub-Adviser has agreed to perform the services specified in Section 3 hereof in accordance with applicable law (including Section 851 of the IRC, the Act and the Advisers Act (“Applicable Law”)) and in accordance with the Trust Documents, policies and determinations of the Board of Trustees of the Trust and the Adviser, and the Funds’ Prospectus (collectively the “Charter Requirements”) the Sub-Adviser shall perform such services based upon its books and records with respect to the Funds, which comprise a portion of the Trust’s books and records, and upon written instructions received from the Funds, the Adviser or the Trust’s administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such instructions provided by the Funds, the Adviser or the Trust’s administrator. The Sub-Adviser shall be afforded a reasonable amount of time to implement any such instructions (for example, if instructed not to trade on behalf of securities of certain specified Adviser or the Trust’s affiliates, the Sub-Adviser shall be notified and afforded five business days after receipt of such instruction to implement this trading restriction).

14.
Obligations of Adviser. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser’s investment advisory services as specified under this Agreement:

(a)	A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

(b)	A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification);

(c)	A copy of the current compliance procedures for each Fund; and

(d)	A list of legal and compliance contacts.

The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

15.
Confidential Treatment. All information and advice furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas or court orders. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Without limiting the foregoing, the Adviser and the Trust will only disclose portfolio information in accordance with the Trust’s portfolio information policy as adopted by the Board of Trustees.

16.
Entire Agreement; Amendment of this Agreement. This Agreement constitutes the entire agreement between the parties with respect to the Funds. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

17.
Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed (postage prepaid) or sent via electronic mail or facsimile to the other party at such address as designated herein.

a)	To Adviser:
Curian Capital LLC
7601 Technology Way
Denver, CO 80237
Attention: Michael Bell
E-mail: michael.bell@curian.com

b)	To Sub-Adviser:
Fiduciary Asset Management, LLC
8235 Forsyth Blvd., Suite 725
Saint Louis, MO 63105
Attention: Patricia Boyd
E-mail: pboyd@famco.com

c)	To the Trust:
Curian Variable Series Trust
7601 Technology Way
Denver, CO 80237
Attention: Michael Bell
E-mail: michael.bell@curian.com

18.
Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

Sub-Adviser represents, and the Trust and the Adviser acknowledge and agree, that Sub-Adviser is the sole owner of the names “Fiduciary Asset Management” and “FAMCO” and certain logos associated with such names (the “FAMCO Marks”). The Trust and Adviser agree that the FAMCO Marks are the valuable property of the Sub-Adviser and Sub-Adviser’s affiliates. The Trust and Adviser shall have the right to use the FAMCO Marks only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect. FAMCO agrees that the Trust and the Adviser have the right to use “Fiduciary Asset Management” or “FAMCO” in the names of the Funds as set forth in Schedule A to this Agreement.

The Sub-Adviser acknowledges and agrees that the names “Curian Variable Series Trust” and Curian Capital, LLC, and abbreviations or logos associated with those names, are the valuable property of the Adviser and its affiliates; that the Trust, has the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names “Curian Variable Series Trust”, Curian Capital, LLC, and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to “Curian Variable Series Trust” and the Adviser, or the Funds or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Funds in the Sub-Adviser’s marketing material as long as such marketing material does not constitute “sales literature” or “advertising” for the Funds, as those terms are used in the rules, regulations and guidelines of the SEC and FINRA.

The name “Curian Variable Series Trust” and “Trustees of Curian Variable Series Trust” refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the “Curian Variable Series Trust” entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

19.
Representations and Warranties of the Sub-Adviser. The Sub-Adviser hereby represents that this Agreement does not violate any existing agreements between the Sub-Adviser and any other party, it has all requisite authority to enter into, execute, deliver and perform its obligations under this Agreement and the performance of the Sub-Adviser’s obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject.

The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Investment Advisers Act of 1940, as amended and has provided to the Adviser a copy of its most recent Form ADV, Part 1 as filed with the Securities and Exchange Commission, as well as a copy of its current Part II of Form ADV.

The Sub-Adviser further represents that it has reviewed the initial, pre- and/or post effective amendment(s) to the Registration Statement for the Funds filed with the Securities and Exchange Commission that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact necessary to make the statements contained therein not misleading.

20.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

21.
Counterpart Signatures. This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

In Witness Whereof, the Adviser, the Sub-Adviser and Trust have caused this Agreement to be executed as of this 30th day of April, 2013.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION (“COMMISSION”) IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

Curian Capital, LLC		Fiduciary Asset Management, LLC

By:	/s/ Michael A. Bell	By:	/s/ Wiley D. Angell
Name:	Michael A. Bell	Name:	Wiley D. Angell
Title:	President and Chief Executive Officer	Title:	CEO & CIO

Curian Variable Series Trust

By:	/s/ Emily Eibergen
Name:	Emily J. Eibergen
Title:	Assistant Secretary

List of Schedules

Schedule A   Funds
Schedule B   Compensation
Schedule C   Designated Representatives

Schedule A
Dated April 30, 2013
(Funds)

Curian/FAMCO Flex Core Covered Call Fund

A-1

Schedule B
Dated April 30, 2013
(Compensation)

Curian/FAMCO Flex Core Covered Call Fund
Average Daily Net Assets	Annual Rate

$0 to $100 Million	0.30%
Over $100 Million	0.20%

B-1

Schedule C
Dated April 30, 2011
(Designated Representatives of the Trust)

Name/Title *	Signature *

  *See the attached List of Authorized Persons [Authorized Persons List Omitted]

C-1